UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 25, 2011

LIMELIGHT NETWORKS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33508	20-1677033
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2220 W. 14th Street

Tempe, AZ 85281

(Address, including zip code, of principal executive offices)

(602) 850-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 25, 2011, Limelight Networks, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Jefferies & Company, Inc. and Piper Jaffray & Co., as representatives of the several underwriters named therein (the “Underwriters”) relating to a public offering (the “Offering”) of 10,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). In addition, under the terms of the Underwriting Agreement, the Company granted the Underwriters an option, exercisable for 30 days, to purchase up to an additional 1,500,000 shares of Common Stock to cover overallotments, if any. On February 25, 2011, the Underwriters exercised in full the option to purchase 1,500,000 additional shares of Common Stock. The price to the public in this offering was $7.10 per share, and the Underwriters purchased the shares from the Company pursuant to the Underwriting Agreement at a price of $6.7663 per share. The Offering closed on March 2, 2011. The net proceeds to the Company from the Offering were approximately $77.3 million, after deducting the underwriting discounts and commissions and estimated Offering expenses payable by the Company.

The Offering was made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-170609) (the “Registration Statement”) previously filed with and declared effective by the Securities and Exchange Commission (the “SEC”) and a prospectus supplement thereunder filed with the SEC.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this report and is incorporated by reference herein, and the foregoing description of the terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit. A copy of the opinion of Wilson Sonsini Goodrich & Rosati, P.C. relating to the legality of the issuance and sale of the Common Stock in the Offering is attached as Exhibit 5.1 to this report. This Current Report on Form 8-K is being filed for the purpose of filing Exhibit 1.1, Exhibit 5.1 and Exhibit 23.1 as exhibits to the Registration Statement and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement dated February 25, 2011

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, P.C.

23.1	Consent of Wilson Sonsini Goodrich & Rosati, P.C. (included in Exhibit 5.1 hereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMELIGHT NETWORKS, INC.

Date: March 2, 2011

	By:	/s/ Philip C. Maynard
Philip C. Maynard
Senior Vice President, Chief Legal Officer & Secretary

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement dated February 25, 2011

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, P.C.

23.1	Consent of Wilson Sonsini Goodrich & Rosati, P.C. (included in Exhibit 5.1 hereto)